EXHIBIT 10.62

First Amendment to the

License, Development, Supply and Distribution Agreement

by and among

Allergan Sales, LLC, Allergan USA, Inc., Allergan, Inc., and

Spectrum Pharmaceuticals, Inc.

This FIRST AMENDMENT (the “Amendment”) TO THE LICENSE, DEVELOPMENT, SUPPLY AND DISTRIBUTION AGREEMENT (the “Agreement”), entered into as of April 20, 2009 (the “Amendment Effective Date”), is made by and among Allergan Sales, LLC, a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan Sales”), Allergan USA, Inc., a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan USA”), Allergan, Inc., a Delaware corporation with its principal place of business at 2525 Dupont Drive, Irvine, California 92612 (“Allergan, Inc.” and, collectively with Allergan Sales and Allergan USA, “Allergan”) and Spectrum Pharmaceuticals, Inc. (“Spectrum”), a Delaware corporation with its principal place of business at 157 Technology Drive, Irvine, CA 92618.

RECITALS

WHEREAS, the Parties entered into the Agreement as of October 28, 2008;

WHEREAS, under Section 5.5 of the Agreement, the Parties agreed to enter into a pharmacovigilance or adverse event reporting agreement within 60 days of the Effective Date; and

WHEREAS, the Parties believe it is in their collective best interests to amend the Agreement as it relates to an adverse event reporting agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Definitions and References.    Except as set forth herein, capitalized terms not otherwise defined or amended in the Amendment shall have the meaning ascribed to them in the Agreement. References to Articles or Sections are to the same with all of their subparts as they appear in the Agreement.

2.    Amendments to the Agreement.    Effective as of the Amendment Effective Date, the Agreement shall be amended as set forth in this Paragraph 2:

(a)        Section 5.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 5.5        Pharmacovigilance.    The Parties shall begin negotiating an adverse event reporting agreement and safety data exchange agreement (the “SDEA”) no later than the date the first application for licensure for the Licensed Product is submitted in any geography, and the Parties agree that such SDEA will be executed and effective no later than thirty (30) days prior to the first launch of the Licensed Product in any geography. Furthermore, Allergan and Spectrum agree, for itself and all current and future partnerships, collaborations, joint ventures or other combinations (together, the “Partnerships”) it may enter into relating to the Licensed Product during the term of the Agreement, to collaborate on the execution of the SDEA meeting all regulatory requirements of the Parties in all geographies. Allergan and Spectrum, for itself, and any Partnerships, further agree that: 1) one global database for safety post-marketing will be created for the Licensed Product worldwide; 2) if a risk management plan and/or a risk evaluation and mitigation strategy (together, “REMS”) is/are required for the Licensed Product at any time, Spectrum and Allergan agree to work together to ensure that the REMS meets all regulatory requirements of the Parties, including the Partnerships; and 3) the reporting of any safety information to regulatory authorities meets the requirements of the Parties, including the Partnerships.”

3.    Other.

(a)        Effect of the Amendment.    From and after the Amendment Effective Date, all references to the Agreement shall mean the Agreement as amended by the Amendment. Except as expressly amended by the Amendment, all of the provisions of the Agreement shall remain in full force and effect.

(b)        Counterparts.    The Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to the Amendment transmitted by facsimile, email, portable document format (or .pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of the Amendment shall have the same effect as the physical delivery of the paper document bearing original signature.

(c)        Entire Amendment.    The Amendment contains the entire understanding of the Parties with respect to the subject matter of this Amendment. All express or implied agreements or understandings, either oral or written, made on or before the Amendment Effective Date, including any offering letters or term sheets, are expressly superseded by the Amendment. The Amendment may be amended, or any term hereof modified, only by a written instrument duly executed by all Parties.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have executed the Amendment as of the Amendment Effective Date.

ALLERGAN SALES, LLC

By:	/s/ Jeffrey L. Edwards

Name:	Jeffrey L. Edwards
Title:	Vice President and
Chief Financial Officer

ALLERGAN USA, INC.

By:	/s/ Jeffrey L. Edwards

Name:	Jeffrey L. Edwards
Title:	Vice President and
Chief Financial Officer

ALLERGAN, INC.

By:	/s/ Jeffrey L. Edwards

Name:	Jeffrey L. Edwards
Title:	Executive Vice President,
Finance and Business Development,
Chief Financial Officer

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Rajesh C. Shrotriya

Name:	Rajesh C. Shrotriya
Title:	Chief Executive Officer and
President